EXHIBIT 10.16


                             INTERCREDITOR AGREEMENT


      This Intercreditor Agreement (this "Agreement"), dated as of June 28, 2004, is by and among CrossHill Georgetown Capital, L.P. ("CrossHill"), a Delaware limited partnership, Cornell Capital Partners, L.P. ("Cornell"), a Delaware limited partnership, (Cornell and CrossHill, collectively, the "Lenders") and Solution Technology International, Inc., a Delaware corporation (the "Borrower"). All terms used herein which are defined in Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein.

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Loan and Security Agreement dated as of January 10, 2003, as amended (the "CrossHill Loan Agreement") between the Borrower and CrossHill, CrossHill has made and may hereafter make revolving loans to the Borrower in the maximum principal amount of $750,000 (the "CrossHill Loan");

      WHEREAS, pursuant to the CrossHill Loan Agreement, the Borrower has granted liens in substantially all of its assets (the "Collateral") in favor of CrossHill to secure the Obligations defined in the CrossHill Loan Agreement;

      WHEREAS, pursuant to that certain Convertible Debenture dated as of June 28, 2004 (the "Cornell Loan Agreement" and, together with the CrossHill Loan Agreement, collectively, the "Loan Agreements") among the Borrower and Cornell, Cornell is making a loan on the date hereof to the Borrower in the maximum principal amount of $600,000 (the "Cornell Loan" and together with the CrossHill Loan, the "Loans" and each a "Loan");

      WHEREAS, pursuant to that certain Security Agreement dated as of June 28, 2004 (the "Cornell Security Agreement"), the Borrower has granted a lien in the Collateral in favor of Cornell and to secure its obligations under the Cornell Loan Agreement;

      WHEREAS, the Borrower must obtain the consent of CrossHill to the lien granted to Cornell under the Cornell Security Agreement;

      WHEREAS, the Lenders desire to agree upon the priorities of their respective liens on the Collateral and for the application of proceeds of the Collateral after certain events and certain payments with respect to the Indebtedness (as that term is defined below) and to agree upon various other matters with respect to their respective agreements with the Borrower and their rights thereunder.

      NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    Definitions.

            Unless otherwise defined herein, for the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

            "Enforcement" shall mean (a) for any Lender to make written demand for payment of or accelerate the time for payment of any of the Indebtedness (as that term is defined below)in favor of such Lender, (b) for any Lender to terminate its commitment to make revolving loans prior to the scheduled date for the expiration of such commitment, as such date may be extended from time to time, (c) for any Lender to commence enforcement of any rights or remedies under or with respect to any Loan Agreement, any note, or any other Indebtedness, or to set off or appropriate any balances held by it for the account of Borrower or any other property at any time held or owing by it to or for the credit or account of Borrower, (d) for any Lender to commence the judicial or non judicial enforcement of any rights or remedies under the Loan Agreements or the Cornell Security Agreement (the "Collateral Documents") (other than an action solely for the purpose of establishing, continuing or defending the lien or security interest intended to be created by the Collateral Documents upon or in any Collateral as against or from claims of third parties on or in such Collateral), to appropriate any property at any time held or owing by it to or for the credit or for the account of any Borrower or to otherwise take any action to realize upon the Collateral, or (e) the commencement by, against or with respect to Borrower of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver ("Insolvency Proceedings") either.

            "Enforcement Proceeds" shall have the meaning given in Section 4(a) hereof.

            "Event of Default" shall mean the occurrence of an "Event of Default", as defined in the Loan Agreements, which is not waived by a Lender.

            "Indebtedness" shall mean the principal amount of and interest due to the Lenders, and all of the other present or future indebtedness, liabilities and obligations of Borrower now or hereafter owed to any or all of the Lenders under the Note, the Loan Agreements, the Collateral Documents or any agreements or instruments delivered under or in connection therewith, and all renewals and extensions thereof; provided that any amount of Indebtedness that is not allowed as a claim against the Borrower in any Insolvency Proceeding shall not constitute "Indebtedness" for the purposes of Section 4(c) and 4(d) of this Agreement.

            "Note" shall mean the note issued pursuant to the CrossHill Loan Agreement.

            "Sharing Date" with respect to an Enforcement shall mean the earliest date on or prior to the date of such Enforcement and (a) on which a Sharing Event occurs and (b) on each date after which, until the date of such Enforcement, one or more Sharing Events were in effect.

            "Sharing Event" shall mean (a) an Enforcement, (b) the occurrence of any Event of Default (unless such Event of Default has been waived pursuant to the terms of the Loan Agreements with the consent of the respective Lender), or
(c) any refusal by either Lender to make any revolving loan requested by the Borrower (irrespective of whether the conditions precedent thereto specified in the applicable Loan Agreement have been satisfied) where such revolving loan would not cause the Borrower to exceed the limitations set forth in such Loan Agreement.

      2.    Lien  Priorities.  The  parties  hereto  expressly  agree  that  the security interests and liens granted to the Lenders shall secure the Indebtedness on a pro-rata basis and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens of the Lenders upon or in any of the Collateral to secure any Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens in favor of the Lenders to secure the Indebtedness on a pro-rata basis.

      3. Certain Notices. Each Lender agrees to use its reasonable efforts to give to the others (a) copies of any notice of the occurrence or existence of an Event of Default sent to Borrower, promptly after the sending of such notice to Borrower, (b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, (c) notice of refusal of a Lender to make a revolving loan promptly after such refusal, and (d) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to the Borrower or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or third party.

      4. Distribution of Proceeds of Collateral After Enforcement; Sharing of Certain Payments.

            (a) Distribution of Enforcement Proceeds. On and after the occurrence of a Sharing Event, all proceeds of Collateral received by any Lender (including, without limitation, any amount of any balances held by any Lender for the account of any other Lender or any other property held or owing by it to or for the credit or for the account of any Lender setoff or appropriated by it) ("Enforcement Proceeds") shall be delivered to the Lenders and distributed on a pro rata basis.

            (b) Distribution of Payments to be Shared. On and after the occurrence of a Sharing Event, and any other payments received, directly or indirectly, by any Lender on or with respect to any Indebtedness (including, without limitation, any payment under any guaranty agreement, any payment in any Insolvency Proceeding and the proceeds from any sale of any Indebtedness or any interest therein to Borrower) shall be shared by the Lenders on a pro rata basis.

            (c)   Priority  of   Distributions.   The  distribution  of  amounts
described in Section 4(a) and (b) shall be made to the Lenders on a pro rata basis, with payments being made to each Lender in the following order:

                  (i)   first,  to  pay  each  Lender's   reasonable  costs  and
expenses in connection with such Enforcement;

                  (ii)  second, to pay accrued and unpaid interest on each Loan;

                  (iii) third, to pay unpaid principal on each Loan; and

                  (iv) finally, the balance of proceeds of the Collateral and any payments, if any, shall be paid as required by law.

            (e) Application of Payments to be Shared by Lenders. The distribution provisions of this Section 4 are for the purpose of determining the relative amounts to be distributed to the Lenders and not for the purpose of creating an agreement among the parties as to the manner in which any payments and/or proceeds distributed to them pursuant to this Section 4 are actually to be applied to pay the Indebtedness.

            (e) Pro-rata Sharing. All of the rights, interests and obligations of each Lender under the Loan Agreements and the Collateral Documents, including security interests in the Collateral, shall be shared by the Lenders in the ratio of (a) the aggregate original principal amount of the sum of such Lender's Loans under the Loan Agreements to (b) the aggregate principal amount of all Loans to Borrower under the Loan Agreements. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation "ratably," "proportionally" or in similar terms shall refer to this ratio.

      5.    Other Guaranties; Liens and Security Interests.

            (a) Each of the Lenders agrees that it may exercise any rights or remedies under the Loan Agreements or the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Indebtedness and that it will give the other Lender prompt written notice of the exercise of any such rights or remedies.

            (b) No Lender shall take or receive a security interest in or lien upon any of the property or assets of Borrower as security for the payment of any indebtedness of Borrower other than the Indebtedness, nor shall Lender take or receive a security interest in or a lien upon any of the property or assets of Borrower as security for the payment of any Indebtedness other than liens and security interests granted to such Lender in the Collateral pursuant to the Loan Agreements and/or the Collateral Documents.

            (c) Nothing contained in this Agreement shall (i) prevent either Lender from imposing a default rate of interest in accordance with the applicable Loan Agreement, or the Note, as applicable, or prevent a Lender from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, or (ii) affect or impair the right aither Lender may have under the terms and conditions governing the Indebtedness to accelerate and demand repayment of such Indebtedness. Subject only to the express limitations set forth in this Agreement, each Lender retains the right to freely exercise its rights and remedies as a general creditor of Borrower in accordance with applicable law and agreements with Borrower, including without limitation the right to file a lawsuit and obtain a judgment therein against Borrower and to enforce such judgment against any assets of the Borrower other than the Collateral. Nothing contained in this Agreement shall be construed as an amendment of, or a waiver of or a consent to the departure by Borrower from, any provision of the Loan Agreements.

            (e) Subject to the provisions set forth in this Agreement, each Lender may (without having to account therefor to any other Lender) own, sell, acquire and hold equity and debt securities of the Borrower and lend money to and generally engage in any kind of business with the Borrower, and, subject to the provisions of this Agreement, the Lenders may prior to a Sharing Event accept interest, principal payments, fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the other Lender.

      6.    Accounting; Adjustments.

            (a) Each Lender agrees to render an accounting to the other Lender of the amounts of the outstanding Indebtedness, receipts of payments from the Borrower and of other items relevant to the provisions of this Agreement upon the reasonable request from the other Lender as soon as reasonably practicable after such request, giving effect to the application of payments and collections as hereinbefore provided in this Agreement.

            (b) Each party hereto agrees that (i) to the extent any payment of any payment distributed to it hereunder is in excess of the amount due to be distributed to it hereunder, it shall pay to the other parties hereto such amounts so that, after giving effect to such payments, the amounts received by all parties are equal to the amounts to be paid to them hereunder, and (ii) in the event any payment of any payment made to any party hereto is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each of the other parties hereto shall pay such party such amounts so that, after giving effect to the payments hereunder by all other parties, the amounts received by all parties are not in excess of the amounts to be paid to them hereunder as though such payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made.

      7. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed. Any party giving notice to any other party hereunder shall also give copies of such notice to all other parties.

      8.    Contesting   Liens  or  Security   Interests;   No  Partitioning  or
Marshalling of Collateral; Contesting Indebtedness.

            No Lender shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to any other Lender as contemplated hereby and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.

      9. No Additional Rights for Borrower Hereunder. Borrower, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If either Lender shall violate the terms of this Agreement, Borrower agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party against Borrower nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party.

      10. Insolvency Proceedings. Nothing contained herein shall limit or restrict the independent right of any Lender to initiate an action or actions in any Insolvency Proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of collateral and post-petition financing arrangements, provided such initiating Lender provides other Lender prior or concurrent notice of the initiation of any such action. This Agreement shall survive the commencement of any Insolvency Proceeding.

      11. Independent Credit Investigation. No Lender, nor any of its respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of Borrower or the ability of Borrower to repay any of the Indebtedness or perform its obligations under any of the Collateral Documents, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of Borrower, oral or written, or for the validity, sufficiency or enforceability of any of the Indebtedness, the Loan Agreements, the Note, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or any liens or security interests granted by Borrower in connection therewith. Each Lender has entered into its respective financial agreements with Borrower based upon its own independent investigation, and makes no warranty or representation to the others, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section.

      12. Supervision of Obligations. Except to the extent otherwise expressly provided herein, each Lender shall be entitled to manage and supervise the obligations of the Borrower to it in accordance with applicable law and such Lender's practices in effect from time to time without regard to the existence of any other Lender.

      13. Turnover of Collateral. If after a Sharing Event, a Lender acquires custody, control or possession of any Collateral or any proceeds thereof other than pursuant to the terms of this Agreement, such Lender, as the case may be, shall promptly cause such Collateral or the proceeds thereof to be distributed in accordance with the provisions of Section 4 of this Agreement. Until such time as such Lender shall have complied with the provisions of the immediately preceding sentence, such Lender shall be deemed to hold such Collateral and the proceeds thereof in trust for the parties entitled thereto under this Agreement.

      14. Amendment. This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by all of the Lenders.

      15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereof, including subsequent holders of the Indebtedness and persons subsequently becoming parties to the Loan Agreements as a "Lender" thereunder, provided that no Lender shall assign or transfer any interest in any Indebtedness or permit such person to become such a party to a Loan Agreement unless such transfer or assignment is made subject to this Agreement and such transferee, assignee or person becomes a signatory to this Agreement and assumes the obligations of the transferor or assignor hereunder from and after the time of such transfer or assignment or the time such person becomes a party to a Loan Agreement. Upon an assignment by any Lender of all or any portion of any Note and the assumption by the transferee of such Lender's obligations hereunder in respect of such Note, or portion thereof, so assigned, such Lender shall be automatically released from all obligations thereafter accruing hereunder in respect of such Note or portion thereof, so assigned.

      16. Termination. In the event (i) a Loan Agreement is terminated, all Indebtedness of the Borrower is paid in full, and (ii) the Lenders have no outstanding obligations hereunder with respect to payments previously received and distributed hereunder, this Agreement shall terminate 91 days after the last to occur of any event referred to in the preceding clauses (i) and (ii) so long as no proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for Borrower or its assets is commenced prior to such 91st day.

      17. Amendment, Supplement or Waiver of Agreements with Borrower, etc. Nothing contained in this Agreement shall limit or restrict the rights of the Lenders and the Borrower to amend, supplement, restate or waive any provision of the Loan Agreement to which they are a party, any Note or any guaranty agreement or other agreement or instrument related thereto or executed and delivered in connection therewith (including, without limitation, to increase the amount of Indebtedness or waive an Event of Default), provided no such amendment increases the amount of any Lender's Loan.

      18. Cooperation. The Lenders hereby agree to fully cooperate with each other in order to promptly discharge the terms and provisions of this Agreement. The Lenders also hereby agree, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such actions, all as may be reasonably necessary to effectuate the terms, provisions and intent of this Agreement.

      19. Representations and Warranties. Each Lender represents and warrants to the Lenders that it is duly organized, validly existing and in good standing under the laws of this respective jurisdiction of incorporation or organization, that it has all necessary corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, that this Agreement has been duly authorized, executed and delivered by it or on its behalf, and that this Agreement is enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of the rights of creditors generally as at the time in effect, by common law or statutory requirements with respect to commercial reasonableness, and by general principles of equity.

      20. No Third Party Beneficiaries. This Agreement is intended solely to govern the relationship among the Lenders, and intended for the sole benefit of the Lenders and their transferees, successors and assigns. This Agreement shall not benefit or create any right or cause of action in, or on behalf of, Borrower or other person, other than the Lenders and their transferees, successors and assigns.

      21. Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      23. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATIONS, ENFORCEMENT EVENT AND EFFECT BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION).

                            [Signature page follows]


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

      IN WITNESS WHEREOF, the parties have executed this Intercreditor Agreement as of the day and year first written above.

                                            CROSSHILL GEORGETOWN CAPITAL, L.P.


                                            By: /s/ Stephen X. Graham
                                               ---------------------------------
                                            Name:  Stephen X. Graham
                                            Title: Principal
                                                  ------------------------------

                                            Address for notices:

                                            1000 Wilson Boulevard
                                            Suite 1850
                                            Arlington, Virginia 22209

                                            CORNELL CAPITAL PARTNERS, L.P.


                                            By: /s/ David Gonzalez
                                               ---------------------------------
                                            Name: David Gonzalez
                                            Title:
                                                  ------------------------------

                                            Address for notices:

                                            101 Hudson Street, Suite 3700
                                            Jersey City, New Jersey 07303
                                            Attn: Troy J. Rillo, Esq.

                   ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
                           TO INTERCREDITOR AGREEMENT

      The undersigned, the Borrower described in the Intercreditor Agreement set forth above, acknowledges and, to the extent required, consents to the terms and conditions thereof. The undersigned Borrower does hereby further acknowledge and agree to its agreements under the Intercreditor Agreement and acknowledges and agrees that it is not a third-party beneficiary of, or has any rights under, the Intercreditor Agreement. The undersigned hereby further agrees that any proceeds or any payment made to any Lender which is required to be delivered to the Lender in accordance with the provisions of the Intercreditor Agreement shall be deemed to have been delivered by the Borrower to pay the Indebtedness in the amounts in which any such proceeds or payments are allocated under Section 4 notwithstanding the amount initially paid to or received by any particular Lender.

      This Acknowledgment of and Agreement to Intercreditor Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument. In proving this Acknowledgment of and Agreement to Intercreditor Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment of and Consent and Agreement to Intercreditor Agreement to be executed by its duly authorized officers as of June __, 2004.


                                         SOLUTION TECHNOLOGY INTERNATIONAL, INC.



                                         By: /s/ Dan Jonson
                                           -------------------------------------
                                           Name:  Dan Jonson
                                           Title: President